UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ______________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2020
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	UAA	New York Stock Exchange
Class C Common Stock	UA	New York Stock Exchange
(Title of each class)	(Trading Symbols)	(Name of each exchange on which registered)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01. Other Events.
On December 18, 2020 (the “Closing Date”), Under Armour, Inc. (the “Company”) completed the previously announced sale (the “Sale”) of the MyFitnessPal business to an entity affiliated with Francisco Partners Management, L.P., a technology-focused private equity investment firm (the “Purchaser”), through the sale of all of the issued and outstanding shares of common stock of UA Connected Fitness, Inc., a wholly-owned subsidiary of the Company (“UACF”), pursuant to that certain Stock Purchase Agreement, dated as of October 28, 2020 (the “Purchase Agreement”), by and among the Purchaser, UACF and the Company.
The aggregate purchase price for the Sale is $345 million, consisting of $215 million paid on the Closing Date, subject to working capital and other customary adjustments, and up to $130 million in earnout payments, which are based on the achievement of certain revenue targets over the three-year period following the Closing Date as set forth in the Purchase Agreement. The potential earnout payments include up to $35 million payable in 2022, $45 million payable in 2023 and $50 million payable in 2024.
On December 18, 2020, the Company issued a press release to announce the completion of the Sale. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit
99.1	Under Armour, Inc. press release dated December 18, 2020.
101	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: December 18, 2020	By:	/s/ DAVID E. BERGMAN
David E. Bergman
Chief Financial Officer